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                                                                    EXHIBIT 10.1

                                                CONFIDENTIAL TREATMENT REQUESTED
                                   UNDER 17 C.F.R. SECTIONS 200.80(b)(4), 200.83
                                              AND 240.24b-2. * INDICATES OMITTED
                                               MATERIAL THAT IS THE SUBJECT OF A
                                          CONFIDENTIAL TREATMENT REQUEST THAT IS
                                           FILED SEPARATELY WITH THE COMMISSION.


                                 AMENDMENT NO. 2


         THIS AMENDMENT made effective the 14th day of September, 1998 to the Agreement by and between ISIS Pharmaceuticals, Inc., a Delaware corporation having its principal offices at 2292 Faraday Avenue, Carlsbad, California 92008 ("ISIS") and CIBA Vision Corporation, a Delaware corporation having its principal offices at 11460 Johns Creek Parkway, Duluth, Georgia 30097 ("CV") as previously amended by letter dated June 19, 1998 (the "Agreement").


         WHEREAS the parties to the Agreement desire to further amend the Agreement as set forth herein, the parties agree to the following revisions:


1. The third and fourth sentences of Section 3.5 shall be deleted and the following shall be added: "CV will provide launch promotion materials to ISIS for review and comments at least five days prior to submission of such materials to the FDA."

2. A new Section 3.7 shall be added and shall read as follows: "3.7 ISIS will conduct and bear the expense of, [ * ] to ISIS dated [* ] in accordance with Section 3.1 hereof."

                                             *  CONFIDENTIAL TREATMENT REQUESTED
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3.       Section 4.1(c) shall be revised to read: [ * ] upon FDA approval of the
         NDA, to be paid as follows: [ * ].

4. Section 4.1(d) shall be revised to read: [ * ]. The foregoing is subject to Section 4.2(b) hereof."

5.       Section 4.2(a) shall be deleted in its entirety.

6. The first sentence of Section 4.2(b) shall be revised to read: "If European Approval [ * ] is not obtained by [ * ], then CV may, at its option, terminate the Agreement with respect to Europe by giving written notice to ISIS no later than [ * ]."

7.       Section 4.2(c) shall be revised to delete the first sentence thereof.

8. The third and fourth sentences of Section 7.3 shall be deleted in their entirety and shall be replaced with the following: "In any rolling twelve-month period in which orders total [ * ] will be placed no more than [ * ] times in such period. In any rolling twelve-month period in which orders total [ * ] vials or less will be placed no more than [ * ] during such period. Orders of [ * ] will be placed no more than [ * ] in any rolling twelve (12) month period."


                                             *  CONFIDENTIAL TREATMENT REQUESTED



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9.       Sections 8.1 and 8.2 shall be deleted in their entirety and replaced with the following:

8.       ISIS' Supply Price to CV


         8.1 Definitions As used in this Section:


         (a) "Supply Price" shall mean ISIS' price to CV for the Product, except for Non-Commercial Product, [ * ]. The Supply Price for a particular order will be [ * ].

         (b) "Launch" shall mean the date on which CV makes its first shipment of Product to a third party customer in the U.S.

         8.2 Supply Price

         (a) The Supply Price shall be as set forth in Section 8.2(b) below, except that, [ * ]. Thereafter, the Supply Price shall be determined in accordance with the provisions of Section 8.2(b).

         (b) For the [ * ], provided that, [ * ]. For the twelve calendar months after the expiration of the initial [ * ], the Supply Price will be [ * ]. Thereafter, the Supply Price will be
                  [ * ].


10.      Sections 8.3 shall be deleted in its entirety and Sections 8.4, 8.5 and
         8.6 are renumbered to be sections 8.3, 8.4 and 8.5 respectively.



                                             *  CONFIDENTIAL TREATMENT REQUESTED



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11.      The first sentence of Section 11.1 shall be revised to read as follows:
         "CV will supply ISIS with the artwork for the initial labeling and packaging of the Product for review and comment three business days prior to its submission to the FDA by CV." The second sentence of
         Section 11.1 shall be deleted.

12. All other terms and conditions of the Agreement, as previously amended, shall remain in full force and effect.


         IN WITNESS WHEREOF, the parties have caused this Amendment No. Two to be executed by their duly authorized representatives as of the day and the year first written above.

CIBA VISION CORPORATION                ISIS PHARMACEUTICALS, INC.

By:      Stephen M. Martin             By: B. Lynne Parshall
Title:   President                     Title:   Executive Vice President



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